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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-32547; 333-26045; 33-16077; 33-42352; 33-55123;
33-64683; 333-07177; 333-56373; 333-68074; and 333-73700) and Form S-3 (Nos.
333-75632 and 333-47564) of Teradyne, Inc. of our report dated January 15, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

                                          PricewaterhouseCoopers LLP

Boston, Massachusetts
March 27, 2002